UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2007 (November 30, 2007)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Bass Road, Macon, Georgia 31210
(Address of Principal Executive Offices)

(478) 757-8181
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K/A is being voluntarily filed by the registrant in order to resolve any potential investor confusion resulting from the Form 8-K filed by the registrant on December 4, 2007, disclosing the completion of the acquisition of CenterState Bank Mid Florida (the “December 8-K”).  Upon further review, the acquisition of CenterState Bank Mid Florida and transactions connected therewith are not of a sufficient significance to the registrant to require disclosure pursuant to Item 2.01 of Form 8-K, and, as a result, no financial information was required to be presented pursuant to Items 9.01(a) and (b) of Form 8-K in connection with this acquisition.  This Amendment No. 1 to Form 8-K/A strikes the language of Items 9.01(a) and (b) of the December 8-K, which had indicated that any required financial information would be filed by amendment within 71 days, since no such financial information is so required.  Except for these revisions, there are no other changes to the Report, which is being filed in its entirety solely for convenience of reference.

Item 2.01                                             Completion of Acquisition

On November 30, 2007, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of August 10, 2007 (the “Merger Agreement”), by and among Atlantic Southern Financial Group, Inc. (“Atlantic Southern”), Atlantic Southern Bank (the “Bank”), CenterState Banks of Florida, Inc., and CenterState Bank Mid Florida (“Mid Florida”), Atlantic Southern completed the merger (the “Merger”) in which Mid Florida merged with and into the Bank, with the Bank as the surviving bank.

Pursuant to the Merger Agreement, the Bank paid CenterState Banks of Florida, Inc. the sum of the amount of the capital account of Mid Florida as of the effective date and $1,000,000 minus the $100,000 deposit the Bank had paid to CenterState Banks of Florida when the Merger Agreement was executed.  Prior to the consummation , Mid Florida transferred all of its assets and liabilities except for its main office and the minimum amount of capital and deposits required by banking law to CenterState Bank West Florida, N.A. (“West Florida”).  Immediately after consummation, the Bank transferred the main office to West Florida.  The Bank has established a branch at 13474 Atlantic Boulevard, Jacksonville, Florida.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not required.

(b) Pro forma financial information.

Not required.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1 -

Agreement and Plan of Merger dated August 10, 2007, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, CenterState Banks of Florida, Inc. and CenterState Bank Mid Florida.(1)

Exhibit 99.1	Press release dated December 3, 2007.

(1)  Incorporated by reference to Form 8-K filed by Atlantic Southern with the Commission on August 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: February 7, 2007	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1

Agreement and Plan of Merger dated August 10, 2007, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, CenterState Banks of Florida, Inc. and CenterState Bank Mid Florida.(1)

99.1	Press release dated December 3, 2007.

(1)  Incorporated by reference to Form 8-K filed by Atlantic Southern with the Commission on August 13, 2007.